CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SELLAS LIFE SCIENCES GROUP, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SELLAS LIFE SCIENCES GROUP, INC. IF PUBLICLY DISCLOSED
Side Letter Agreement
between
3D Medicines Inc.
and
SELLAS Life Sciences Group, Inc.,

This Side Letter Agreement (this “Side Letter”) is made as of November 23, 2022 (the “Effective Date”), by and between SELLAS Life Sciences Group, Inc., (“SELLAS”) and 3D Medicines Inc. (“3D Medicines”), for the research and development of SELLAS’ product candidate, Galinpepimut-S (GPS [***]) (“Study Drug”). Each of the parties to this Side Letter shall be referred to individually herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, 3D Medicines entered into an Exclusive License Agreement dated December 7, 2020, by and among SELLAS and SLSG Limited, LLC (“License Agreement”);

WHEREAS, SELLAS is currently conducting a Phase III clinical trial of the Study Drug in patients with Acute Myeloid Leukemia (the “Study”), having a protocol titled, “A Randomized, Open-Label Study of the Efficacy and Safety of Galinpepimut-S (GPS) Maintenance Monotherapy Compared to Investigator's Choice of Best Available Therapy in Subjects with Acute Myeloid Leukemia Who Have Achieved Complete Remission After Second-Line Salvage Therapy” (the “Protocol”). 3D Medicines is willing to conduct the Study at Institutions located in China and SELLAS is willing to allow 3D Medicines to conduct the Study at such Institutions;

THEREFORE, the Parties agree as follows:

Definitions
“IM” means Investigator Meeting.
“IRT” means Interactive Response Technology.
“Central Lab” means Central Laboratory.
“PK” means Pharmacokinetics.
“IP” means Investigator Product
“CRF” means Case Report Form.
“eDC” means Electronic Data Capture.
“eTMF” means Electronic Trial Master File.
“IWRS” means Interactive Web Response system.
“Stat” means Biostatistics.
“CRA” means Clinical Research Associate.
“CTA” means Clinical Trial Assistant.
“PM” means Project Manager.
“SSV” means Site Selection Visit.
“SIV” means Site Initiation Visit.
“SMV” means Site Monitoring Visit.
“SCV” means Site Close out visit.
“PV” means Pharmacovigilance.
“DM” means Data management.
“Stats support” means Biostatistics support.
“NDA” means New Drug Application.

This Side Letter shall only serve to supplement the License Agreement to the extent specifically provided herein. All capitalized or defined terms in this Side Letter, unless otherwise defined herein, shall have the same meaning ascribed to them in the License Agreement

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SELLAS LIFE SCIENCES GROUP, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SELLAS LIFE SCIENCES GROUP, INC. IF PUBLICLY DISCLOSED

Responsibilities of 3D Medicines
Regulatory
•3D Medicines to submit REGAL IND with translated Chinese version of Protocol, IB, and ICF, including information of [***] to CDE.
•[***].

Drug Supply
•3D Medicines will manage sourcing, acquisition, labeling, depot, and distribution for [***] in China.
•3D Medicines will manage depot and distribution of GPS [***] in China.
•3D Medicines will manage sourcing, acquisition, depot, and distribution of [***] in China.
•[***] 3D Medicines’ internal costs and resources associated with and/or needed to perform the Drug Supply activities (e.g., management) shall be borne by 3D Medicines.

Import and Customs
•3D Medicines will be responsible for the importation and customs clearance in accordance with applicable laws.

Clinical Trial Project Management
•3D Medicines is responsible for the delegation of CRAs and CTAs in China at [***] cost to SELLAS.
•3D Medicines will undertake [***] costs associated with monitoring each Institution in China, including travel and accommodations.
•3D Medicines will undertake [***] costs related to CRA activities including Feasibilities visits, SSVs, SIVs, SMVs, SCVs, and local stationeries.
•3D Medicines will delegate local PM to Institutions at [***] cost to SELLAS.
•According to the progress and needs of the Study, if the staff of 3D Medicines has sufficient time, 3D Medicines may provide SELLAS with local China DM, Stats, PV, and medical supports at [***] cost. 3D Medicines and SELLAS will discuss the specific support that SELLAS may need and 3D Medicines is able to provide.
•3D Medicines shall cause each Institution approved by SELLAS to conduct the Study in China in accordance with the Protocol and will ensure that each Institution enters into a Clinical Trial Agreement.
◦A template of a clinical trial agreement with the translated English will be prepared by 3DMed and reviewed and approved by SELLAS.
◦3D Medicines shall align with SELLAS if any Institution deviates from the template. 3D Medicines shall notify SELLAS of any deviation based on all China laws or regulations.
•3D Medicines shall ensure that the receipt, storage, and handling of Study Drug in each Institution will comply with all applicable laws and regulations, the Protocol, and SELLAS’ written instructions, and will ensure that each Institution enters into an agreement agreeing
•3D Medicines shall require each Institution to obtain Ethics Committee approval for the Study and proof thereof shall be provided to 3D Medicines who shall be responsible for providing the same to SELLAS within [***] of obtaining approval.
•3D Medicines shall provide SELLAS approved study documents to each Institution after obtaining a signed Confidentiality Agreement with the applicable Institution and SELLAS, including a Clinical Trial Agreement.
•3D Medicines and CRAs, CTAs, and PM assigned by 3D Medicines shall comply with all applicable laws, rules, and regulations, the Protocol, which may be amended from time to time and made part of this Side Letter by reference, and SELLAS’ instructions, standard operating procedures (SOPs), policies, and/or guidance.
•[***] costs and expenses incurred in the above Clinical Trial Project Management activities shall be borne by 3D Medicines.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SELLAS LIFE SCIENCES GROUP, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SELLAS LIFE SCIENCES GROUP, INC. IF PUBLICLY DISCLOSED

Responsibilities of SELLAS
Regulatory
•SELLAS agrees to offer information, materials, and any other reasonable assistance required by applicable authorities for the submission of the IND and protocol.
•[***]
•SELLAS to cover [***] fees [***] needed for this Study.

Drug Supply
•SELLAS will label and prepare shipping of GPS [***] to China.
•SELLAS shall be responsible for [***] external costs associated with sourcing, acquisition, depot, and distribution of GPS [***] in China.

Import and Customs
•SELLAS agrees to offer information, materials, and any other reasonable assistance required by applicable authorities related to importation and customs clearance.
•SELLAS to cover [***] fees charged by customs.

Clinical Project Management
•SELLAS is responsible for the overall conduct of the Study in China.

Costs
•Unless otherwise stated in this Side Letter, SELLAS shall be responsible for [***] costs associated with conducting the Study in China (such as sourcing, acquisition, labeling, depot, and distribution costs), except for [***] 3D Medicines’ internal costs and resources associated with or needed to perform the operational, logistical, or management activities set forth in this Side Letter.
•Where possible, SELLAS shall enter into contracts directly with local vendors, such as drug depot, SMO, patient recruitment, central laboratories/testing, and sites fee, etc., in China, [***].
•If SELLAS is unable to enter into contracts with or pay directly any local vendor(s), SELLAS may: (1) use SELLAS' global supplier(s) of its choice to enter into contracts with or pay local vendors on SELLAS’ behalf; or (2) use 3D Medicines to entire into contracts with local vendor(s) on behalf of SELLAS. [***]

Compliance With Laws	3D Medicines shall cause each Institution in China at which the Study is conducted, to comply with and conduct all aspects of the Study in compliance with: (1) all applicable laws, rules, and regulations, including but not limited to, generally accepted standards of ICH Good Clinical Practice as recognized by the NMPA and the Food and Drug Administration (“FDA”), and with statutes and regulations of the Chinese government; (2) the Protocol, which may be amended from time to time; (3) SELLAS’ instructions, SOPs, policies, and/or guidance.

3D Medicines shall cause each Institution to only allow its employees and staff (as applicable) (“Study Personnel”) who are appropriately trained and qualified to assist in the conduct of the Study. 3D Medicines shall file on behalf of SELLAS any applications and other documentation required to be submitted to the NMPA or any other regulatory authorities for the Study to be conducted at Institutions in China, subject to SELLAS’ approval before all submissions.
Ongoing Communication	3D Medicines shall have ongoing communication with each Institution that conducts the Study. 3D Medicines shall conduct routine meetings with local Institutions that conduct the Study to, among other things, review the overall Study status, potential subject, safety updates, and data collection.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SELLAS LIFE SCIENCES GROUP, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SELLAS LIFE SCIENCES GROUP, INC. IF PUBLICLY DISCLOSED

Data
[***]

SELLAS will determine the processes and procedures (including timing) of 3D Medicines’ access to the Study data (blinded and unblinded) associated with this Study in China and globally.

SELLAS will grant 3D Medicines [***] right to utilize all Study data and results for purposes of NDA or public disclosure in the Territory as required by applicable law. Any disclosure or other use of Study data and results are governed by the License Agreement.

Inventions	Unless stated otherwise in writing by SELLAS, the Study Drug is and will remain the sole property of SELLAS until administered or dispensed to Study subjects during the course of the Study.

For purposes of 3DMedicines’ participation in the Study, any and all inventions or discoveries (whether patentable or not), innovations, suggestions, ideas, reports, or other intellectual property (collectively, “Intellectual Property”) made, developed, and/or generated from the conduct of the trial in China shall [***]. [***].
Pharmacovigilance, Medical Monitoring, Safety Reporting
3D Medicines will be responsible for Medical Monitoring and PV work in China (e.g., reviewing adverse events, classification, and complete reporting) in accordance with the Protocol and applicable laws, rules, and regulations at [***]. 3D Medicines shall cause each Institution to provide safety reports to 3D Medicines as required in the Protocol.

Documentation	SELLAS or its delegates are responsible for providing all Study templates and forms required by ICH-GCP or applicable regulations during the period of Study in China. 3D Medicines shall maintain complete, current, and accurate records of all activities conducted with respect to the Study. Such records shall fully and properly reflect all work done in the performance of the Study according to ICH Good Clinical Practice and Good Laboratory Practice. 3D Medicines shall retain all such documentation for [***] following the conclusion of the Study, or in accordance with applicable law, whichever is longer.
Data Privacy	SELLAS and 3D Medicines shall comply with all applicable data privacy laws, rules, and regulations. Any information containing personal data shall be handled (including processing and transferring) in accordance with all applicable privacy laws, rules, and regulations including, but not limited to, the General Data Protection Regulation (EU) 2016/679 and the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) Privacy and Security Rules.
Counterparts	This Side Letter may be executed in any number of counterparts, each of which shall be deemed an original.
Governing Law	This Side Letter shall be governed by, enforced, and shall be construed in accordance with the laws of the State of New York, U.S., without regard to its conflicts of law provisions.
Dispute Resolution	The parties agree to negotiate in good faith to resolve any dispute between them regarding this Side Letter in accordance with Section 11.1 of the License Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of the parties, then Section 11.2 of License Agreement will be applied for purposes of the parties submitting to binding arbitration, so long as the dispute does not involve an Excluded Claim as defined in Section 11.2(f).
Miscellaneous	All terms, conditions, provisions, and references of and to the License Agreement which are not specifically referenced, amended, or supplemented herein shall remain in full force and effect and shall not be affected by any provisions in this Side Letter. In the event of a conflict or inconsistency between this Side Letter and the License Agreement, the License Agreement controls and governs.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SELLAS LIFE SCIENCES GROUP, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SELLAS LIFE SCIENCES GROUP, INC. IF PUBLICLY DISCLOSED

SELLAS Life Sciences Group, Inc.		3D Medicines, Inc.
By:	/s/ Angelos M. Stergiou	By:	/s/ Shen Xiao
Name:	Angelos M. Stergiou	Name:	Shen Xiao
Title:	President & CEO	Title:	CSO & CMO
Date:	December 5, 2022	Date:	December 4, 2022